Supplement, dated April 1, 2008, to the Prospectuses

for each of the following Seligman Mutual Funds:

Prospectuses, each dated February 1, 2008, for

Seligman Core Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc.,

Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc.,

Seligman Pennsylvania Municipal Fund Series, and

Seligman TargetHorizon ETF Portfolios, Inc.

Prospectuses, each dated March 1, 2008, for

Seligman Frontier Fund, Inc. and Seligman Global Fund Series, Inc.

Prospectus, dated April 2, 2007, for

Seligman LaSalle Real Estate Fund Series, Inc.

Prospectuses, each dated May 1, 2007, for

Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc.,

Seligman Communications and Information Fund, Inc.,

Seligman Growth Fund, Inc., Seligman High Income Fund Series,

Seligman Income and Growth Fund, Inc., Seligman Asset Allocation Series, Inc.,

and Seligman Value Fund Series, Inc.

(collectively, the “Funds”)

The changes described below relate to the Funds identified above; they do not relate to Seligman Cash Management Fund (the “Cash Fund”). For related changes to the Cash Fund’s Class C and Class D shares, see the supplement dated April 1, 2008 to that Fund’s prospectus dated May 1, 2007.

Effective on the close of business on May 16, 2008, the Funds’ Class D shares will be combined with Class C shares, and Class D shares will no longer be available. Purchase orders for Class D shares to be effective on or after May 9, 2008 through May 16, 2008 may, in the Fund’s discretion, be rejected due to operational reasons relating to the combination; if you are considering purchasing Class D shares during such period, you should consider Class C shares instead (consult your financial advisor as necessary).

Any orders for exchange or redemption of Class D shares of the Funds to be effective through May 16, 2008 will continue to be accepted in accordance with the Funds’ prospectuses. All orders (i.e., purchases, exchanges and redemptions) for Class D shares to be effective on or after May 19, 2008 cannot be processed because no Class D shares will be outstanding or offered.

Class C shares and Class D shares are identical in their terms, and the value of your investment in a Fund will not change as a result of a Class D shareholder becoming a Class C shareholder. After Class D shares are combined with Class C shares, all new Class C shareholders of the Funds will receive a confirmation detailing the change.

The change described above will take place automatically. Shareholders need not take any action.